UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Money Market Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Money Market Portfolio	of BlackRock FundsSM

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	3

Money Market Overview

For the 12-Month Period Ended March 31, 2017

Following broader financial market turmoil in early 2016, and at the start of the reporting period, the Federal Open Market Committee (the “FOMC”) was clear in its expectation that the removal of monetary accommodation throughout the year would likely be gradual and dependent on incoming economic data. In late June, the United Kingdom voted to leave the European Union. This led markets to factor in expectations that the FOMC would not resume its course of raising interest rates before 2018 (per Fed Fund Futures and Overnight Index Swap rates) and further reflected that the Bank of England and European Central Bank would turn more accommodative. Major credit rating agencies generally viewed the result of the action unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

October 14, 2016 represented the final compliance date for money market reform, marking the completion of an effort that began over two years ago. The movement of assets to government money market funds from prime was substantial at approximately $1 trillion since these reforms were announced. This dramatic shift in assets caused a significant reduction in U.S. dollar funding for issuers in the short-term wholesale funding market. As a result of a decrease in demand for short-term prime assets by prime money market funds, the three-month London Inter-Bank Offered Rate (“LIBOR”) and one-month LIBOR curves steepened significantly. At the same time, fears that government money market funds would be unable to accommodate the large shift in assets were put to rest, in part due to increased issuance of U.S. treasury bills and higher-than-usual utilization of the Federal Reserve Bank of New York’s Reverse Repo Program. The pace of outflows from prime funds and inflows to government funds both slowed as the October progressed, and LIBOR settings for the most part moved marginally higher as the odds of a rate hike prior to the end of the year increased.

After leaving interest rates unchanged for the majority of the year, at the December 14, 2016 FOMC meeting, the FOMC announced a 0.25% increase in the Federal Funds target rate range to 0.50% to 0.75%. The decision to tighten policy was unanimous, widely expected and representative of the Fed’s conviction that growth remains on an upward trajectory. Early in the first quarter of 2017, the FOMC generally indicated an openness to continue with the gradual reduction of monetary accommodation and indeed, after clearly telegraphing their intentions in the weeks leading up to the March 15, 2017 meeting, delivered a 0.25% increase in the Federal Funds target rate range to 0.75% — 1.00%, citing the strength of the U.S. labor market and continued progress toward the inflation target of 2.00%. The accompanying statement did not reveal future plans to reduce the size of their portfolio, or balance sheet, but did divulge the most recent median interest rate forecast, which reflected expectations for two additional 0.25% rate hikes to occur in 2017 and three hikes in 2018.

    Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Fund Information as of March 31, 2017

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Current-Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Institutional	1.02%	1.02%
Service	0.74%	0.74%
Investor A	0.67%	0.67%
Investor B	0.14%	0.14%
Investor C	0.18%	0.18%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains. Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
Commercial Paper	54%
Certificates of Deposit	32
Repurchase Agreements	7
Time Deposits	4
Municipal Bonds	2
Corporate Notes	1

Total	100%

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	5

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees and other fund expenses. The expense examples shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.00	$1.00	$1,000.00	$1,023.93	$1.01	0.20%
Service	$1,000.00	$1,002.60	$2.45	$1,000.00	$1,022.49	$2.47	0.49%
Investor A	$1,000.00	$1,002.30	$2.75	$1,000.00	$1,022.19	$2.77	0.55%
Investor B	$1,000.00	$1,000.90	$3.89	$1,000.00	$1,021.04	$3.93	0.78%
Investor C	$1,000.00	$1,000.60	$4.39	$1,000.00	$1,020.54	$4.43	0.88%

[1]

For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Schedule of Investments March 31, 2017
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 1.1%
Bank of America N.A., 1.18%, 10/03/17 (a)	$8,000	$8,000,000
Yankee — 30.6% (b)
Bank of Montreal, Chicago, 1.42%, 1/11/18 (a)	5,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
1.26%, 4/27/17	8,000	8,000,000
1.34%, 8/24/17	6,000	6,000,000
Canadian Imperial Bank of Commerce, New York:
1.59%, 10/23/17 (a)	12,000	12,017,428
1.33%, 12/01/17 (a)	6,000	6,000,000
Dexia Credit Local, New York, 1.33%, 1/05/18 (a)	12,250	12,250,000
DnB Bank ASA, New York, 0.86%, 4/06/17	10,000	10,000,000
Kookmin Bank, New York:
0.93%, 4/05/17	4,000	4,000,000
1.46%, 8/10/17 (a)	3,500	3,500,000
Mitsubishi UFJ Trust and Banking Corp., New York:
1.54%, 4/03/17 (a)	5,000	5,000,000
1.25%, 6/22/17	7,800	7,798,604
Mizuho Bank Ltd., New York, 1.67%, 10/16/17 (a)	6,000	6,013,758
Norinchukin Bank, New York:
1.58%, 4/11/17 (a)	5,000	5,000,000
1.53%, 7/24/17 (a)	5,000	5,000,000
1.50%, 10/27/17	4,000	4,000,000
Oversea Chinese Banking Corp., New York, 0.92%, 4/04/17	27,000	27,000,000
Royal Bank of Canada, New York, 1.18%, 3/07/18 (a)	6,000	6,000,000
Sumitomo Mitsui Banking Corp., New York:
1.53%, 4/04/17 (a)	17,700	17,700,000
1.58%, 4/12/17 (a)	5,000	5,000,000
1.39%, 4/20/17 (a)	5,000	5,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
1.62%, 4/20/17 (a)	12,000	12,000,000
1.40%, 6/01/17 (a)	6,000	6,000,000
Svenska Handelsbanken AB, 1.29%, 8/01/17 (a)	9,000	9,000,000
Swedbank AB, New York, 0.88%, 4/03/17	15,000	15,000,000
Toronto-Dominion Bank, New York, 1.22%, 3/13/18 (a)	8,000	8,000,000
UBS A.G., Stamford:
1.00%, 6/01/17	5,000	5,000,000
1.35%, 2/23/18 (a)	4,000	4,000,000
Westpac Banking Corp., New York, 1.37%, 1/09/18 (a)	3,000	3,000,000

		222,279,790
Total Certificates of Deposit — 31.7%		230,279,790

Commercial Paper	Par (000)	Value
ABN AMRO Funding USA LLC, 1.37%, 7/05/17 (c)	$5,000	$4,981,924
Alpine Securitization Ltd., 1.12%, 6/06/17 (c)	5,000	4,989,733
Antalis SA, 0.95%, 4/05/17 (c)	7,000	6,999,261
Bedford Row Funding Corp., 1.46%, 6/26/17 (a)	10,000	10,000,000
Bennington Stark Cap Co., 1.02%, 4/06/17 (c)	12,000	11,998,300
BNZ International, 1.26%, 2/01/18 (a)	9,000	9,000,000
Collateralized Commercial Paper Co. LLC, 1.45%, 4/06/17 (a)	10,000	10,000,000
Commonwealth Bank of Australia:
1.58%, 7/18/17 (a)	10,000	10,000,000
1.32%, 2/15/18 (a)	8,500	8,500,000
Cooperatieve Rabobank UA, New York, 1.19%, 8/07/17 (c)	10,000	9,957,689
CRC Funding LLC, 1.10%, 6/14/17 (c)	10,000	9,977,389
Crown Point Capital LLC, 1.50%, 10/10/17 (c)	5,000	4,960,000
DnB Bank ASA:
1.20%, 5/02/17 (a)	10,000	10,000,000
1.29%, 3/23/18 (a)	5,000	5,000,000
Erste Abwicklungsanstalt, 0.98%, 7/05/17 (a)	10,000	10,000,000
HSBC Bank PLC:
1.44%, 4/17/17 (a)	12,000	12,000,000
1.33%, 2/09/18 (a)	5,000	5,000,000
ING US Funding LLC, 1.29%, 7/10/17 (c)	7,000	6,974,917
Kells Funding LLC:
0.95%, 4/06/17 (c)	15,000	14,998,021
1.33%, 4/28/17 (a)	10,000	10,000,000
Landesbank Baden-Wurttemberg:
0.82%, 4/03/17 (c)	9,000	8,999,590
0.94%, 4/03/17 (c)	20,000	19,998,955
Liberty Street Funding Corp., 1.14%, 6/23/17 (c)	15,000	14,960,575
LMA Americas LLC, 0.83%, 4/03/17 (c)	15,000	14,999,308
Macquarie Bank Ltd.:
1.12%, 4/18/17 (c)	9,048	9,043,215
1.07%, 5/04/17 (c)	7,000	6,993,134
1.34%, 10/04/17 (c)	5,000	4,965,513
Matchpoint Finance PLC:
0.82%, 4/03/17 (c)	15,000	14,999,317
1.37%, 7/06/17 (c)	5,000	4,981,733
Mont Blanc Capital Corp., 1.20%, 5/08/17 (c)	6,000	5,992,600
Nieuw Amsterdam Receivables Corp.:
1.00%, 4/12/17 (c)	8,000	7,997,556
1.13%, 6/02/17 (c)	6,694	6,680,973
NRW.Bank, 1.13%, 6/27/17 (c)	14,000	13,961,768
Ontario Teacher Financial Trust, 1.19%, 5/10/17 (c)	3,600	3,595,359
Starbird Funding Corp.:
1.49%, 4/03/17 (a)	17,000	17,000,000
1.50%, 10/02/17 (c)	1,200	1,190,800

Portfolio Abbreviations
AMT	Alternative Minimum Tax (subject to)	SBPA	Stand-by Bond Purchase Agreement
LOC	Letter of Credit	VRDN	Variable Rate Demand Notes
RB	Revenue Bonds

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	7

Schedule of Investments (continued)

Commercial Paper	Par (000)	Value
Suncorp Metway Ltd.:
1.32%, 5/30/17 (c)	$10,000	$9,978,367
1.34%, 7/05/17 (c)	8,000	7,971,711
1.33%, 7/17/17 (c)	3,325	3,311,856
United Overseas Bank Ltd., 1.21%, 4/04/17 (c)	12,000	11,998,790
Victory Receivables Corp., 0.82%, 4/03/17 (c)	10,000	9,999,544
Westpac Banking Corp.:
1.19%, 9/05/17 (c)	7,000	6,963,825
1.38%, 10/20/17 (a)	7,750	7,750,000
Total Commercial Paper — 53.7%		389,671,723

Corporate Notes — 1.0%
Toyota Motor Credit Corp., 1.35%, 12/05/17 (a)	7,000	7,000,000

Municipal Bonds (d)
Arkansas Development Finance Authority Single Family Mortgage RB (Mortgage Backed Securities Program Project) Series 2006E AMT VRDN (Ginnie Mae Guaranty, State Street Bank & Trust Co. SBPA), 1.09%, 4/07/17	2,400	2,400,000
Oakland Joint Powers Financing Authority RB (Fruitvale Development Corp. Project ) Series 2001A VRDN (Citibank N.A. LOC), 0.90%, 4/07/17	9,715	9,715,000
Rib Muni Floater Trust RB Series 2016-19WE VRDN (Barclays Bank PLC, LOC), 1.33%, 4/07/17 (e)(f)	6,600	6,600,000
Total Municipal Bonds — 2.6%		18,715,000

Time Deposits	Par (000)	Value
Credit Agricole Corporate & Investment Bank, 0.82%, 4/03/17	$6,000	$6,000,000
ING Bank N.V. (Amsterdam Branch), 0.94%, 4/03/17	2,000	2,000,000
Natixis S.A., 0.82%, 4/03/17	5,000	5,000,000
Skandinaviska Enskilda Banken AB, 0.81%, 4/03/17	15,002	15,002,000
Total Time Deposits — 3.9%		28,002,000

Total Repurchase Agreements — 7.2%	52,500,000
Total Investments (Cost — $726,168,513*) — 100.1%	726,168,513
Liabilities in Excess of Other Assets — (0.1)%	(828,746)

Net Assets — 100.0%	$725,339,767

Notes to Schedule of Investments

*	Cost for U.S. federal income tax purposes.

(a)	Variable rate security. Rate as of period end.

(b)	Issuer is a U.S. branch of a foreign domiciled bank.

(c)	Rates are discount rates or a range of discount rates at the time of purchase.

(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

Repurchase Agreements

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
BNP Paribas Securities Corp.	1.01%(a)	3/31/17	4/03/17	$4,000	$4,000	$4,000,337	Corporate/debt obligations, 5.00% to 7.13% due from 2/01/19 to 7/15/19	$3,876,000	$4,200,273
Credit Suisse Securities (USA) LLC	1.16%(a)	3/31/17	4/03/17	10,000	10,000	10,000,967	Corporate/debt obligation, 6.00% due at 12/25/65	16,215,000	12,001,525

8	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Schedule of Investments (concluded)

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
	1.43%(b)	3/31/17	5/05/17	$10,000	$10,000	$10,013,903	Corporate/debt obligation, 6.00% due at 12/25/65	$16,215,000	$12,001,525

Total Credit Suisse Securities (USA) LLC					$20,000				$24,003,050
J.P. Morgan Securities LLC	1.09%(a)	3/31/17	4/03/17	4,000	4,000	4,000,363	Corporate/debt obligations, 0.00% to 5.70% due from 12/25/33 to 6/15/49	1,578,503,267	4,280,545
Mizuho Securities USA, Inc.	0.81%	3/31/17	4/03/17	2,000	2,000	2,000,135	Corporate/debt obligation, 3.50% due at 3/01/32	1,967,129	2,060,000
	2.00%(b)	3/31/17	5/05/17	14,500	14,500	14,528,194	U.S. Treasury obligations, 1.75% to 2.25% due from 12/31/20 to 11/15/25	14,753,400	14,790,059

Total Mizuho Securities USA, Inc.					$16,500				$16,850,059
Wells Fargo Securities LLC	1.06%(a)	3/31/17	4/03/17	4,000	4,000	4,000,353	Corporate/debt obligations, 1.34% to 5.96% due from 12/08/20 to 6/11/42	9,300,036	4,280,000
	1.40%	3/22/17	6/20/17	4,000	4,000	4,014,000	Corporate/debt obligation, 0.00% due at 4/06/17	4,221,106	4,200,000

Total Wells Fargo Securities LLC					$ 8,000				$8,480,000
Total					$52,500				$57,813,927

(a)	Variable rate security. Rate as of period end.

(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$ 726,168,513	—	$ 726,168,513

[1]	See above Schedule of Investments for values in each security type.

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	9

Statement of Assets and Liabilities

March 31, 2017

Assets
Investments at value — unaffiliated (cost — $673,668,513)	$673,668,513
Repurchase agreements at value — unaffiliated (cost — $52,500,000)	52,500,000
Receivables:
Capital shares sold	240,707
Interest — unaffiliated	443,914
Investment sold	4,999,872
From the Manager	9,758
Prepaid expenses	65,629

Total assets	731,928,393

Liabilities
Bank overdraft	4,999,277
Payables:
Administration fees	26,590
Capital shares redeemed	1,151,704
Income dividends	35,412
Investment advisory fees	65,630
Officer’s and Trustees’ fees	10,180
Other accrued expenses	243,726
Other affiliates	8,905
Service and distribution fees	47,202

Total liabilities	6,588,626

Net Assets
Net Assets	$725,339,767

Net Assets Consist of
Paid-in capital	$725,317,800
Accumulated net realized gain	21,967

Net Assets	$725,339,767

Net Asset Value
Institutional — Based on net assets of $569,757,213 and 569,779,431 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$1.00

Service — Based on net assets of $6,191,332 and 6,191,669 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Investor A — Based on net assets of $122,895,875 and 122,900,775 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Investor B — Based on net assets of $61,483 and 61,486 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Investor C — Based on net assets of $26,433,864 and 26,434,867 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

See Notes to Financial Statements.

10	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Statement of Operations

Year Ended March 31, 2017

Investment Income
Interest — unaffiliated	$7,017,444

Expenses
Investment advisory	3,989,193
Service and distribution — class specific	963,445
Transfer agent — class specific	422,874
Administration	368,507
Administration — class specific	178,953
Registration	113,867
Accounting services	55,018
Professional	48,566
Custodian	42,403
Officer and Trustees	37,355
Printing	33,649
Miscellaneous	49,380

Total expenses	6,303,210
Less:
Fees waived by the Manager	(2,948,433)
Administration fees waived — class specific	(168,493)
Service and distribution fees waived — class specific	(187,573)
Transfer agent fees reimbursed — class specific	(158,551)
Transfer agent fees waived — class specific	(43,609)

Total expenses after fees waived and/or reimbursed	2,796,551

Net investment income.	4,220,893

Realized Gain
Net realized gain from investments	77,526

Net Increase in Net Assets Resulting from Operations	$4,298,419

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	11

Statements of Changes in Net Assets

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$4,220,893	$1,339,014
Net realized gain	77,526	38,606

Net increase in net assets resulting from operations	4,298,419	1,377,620

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,720,586)	(715,910)
Service	(100,507)	(400,704)
Investor A	(369,881)	(178,551)
Investor B	(144)	(246)
Investor C	(29,775)	(43,603)
From net realized gain:
Institutional	(44,047)	(32,363)
Service	(388)	(23,277)
Investor A	(9,953)	(8,718)
Investor B	(4)	(24)
Investor C	(2,144)	(2,048)

Decrease in net assets resulting from distributions to shareholders	(4,277,429)	(1,405,444)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(615,513,426)	(38,807,904)

Net Assets
Total decrease in net assets	(615,492,436)	(38,835,728)
Beginning of year	1,340,832,203	1,379,667,931

End of year	$725,339,767	$1,340,832,203

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Financial Highlights

	Institutional					Service
	Year Ended March 31,					Year Ended March 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0061	0.0013	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0009	0.0008	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0002	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0024	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0063	0.0014	0.0000	0.0000	0.0000	0.0033	0.0009	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0061)	(0.0013)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0009)	(0.0008)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0002)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0024)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0063)	(0.0014)	(0.0000)	(0.0000)	(0.0000)	(0.0033)	(0.0009)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.63%	0.13%	0.00%	0.00%	0.00%	0.33%	0.09%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.56%	0.56%	0.62%	0.69%	0.70%	0.89%	0.85%	0.90%	0.96%	0.94%

Total expenses after fees waived and/or reimbursed	0.20%	0.24%	0.22%	0.24%	0.30%	0.50%	0.27%	0.22%	0.24%	0.30%

Net investment income	0.61%	0.11%	0.00%	0.00%	0.00%	0.09%	0.10%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$569,757	$605,469	$786,626	$857,062	$736,195	$6,191	$520,139	$428,033	$444,820	$380,303

	Investor A
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0025	0.0007	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0003	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0028	0.0008	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0025)	(0.0007)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0003)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0028)	(0.0008)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.28%	0.08%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.97%	0.90%	0.93%	0.91%	0.91%

Total expenses after fees waived and/or reimbursed	0.55%	0.29%	0.22%	0.24%	0.30%

Net investment income	0.25%	0.08%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$122,896	$176,772	$137,381	$280,222	$296,089

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	13

Financial Highlights (concluded)

	Investor B					Investor C
	Year Ended March 31,					Year Ended March 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0012	0.0005	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0009	0.0010	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0004	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0016	0.0006	0.0000	0.0000	0.0000	0.0010	0.0011	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0012)	(0.0005)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0009)	(0.0010)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0004)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0016)	(0.0006)	(0.0000)	(0.0000)	(0.0000)	(0.0010)	(0.0011)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.15%	0.06%	0.00%	0.00%	0.00%	0.10%	0.10%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	1.64%	1.86%	1.72%	1.73%	1.70%	1.62%	1.57%	1.59%	1.58%	1.60%

Total expenses after fees waived and/or reimbursed	0.61%	0.30%	0.22%	0.24%	0.30%	0.71%	0.26%	0.22%	0.24%	0.30%

Net investment income	0.12%	0.04%	0.00%	0.00%	0.00%	0.09%	0.12%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$61	$384	$1,060	$2,233	$4,577	$26,434	$38,069	$26,568	$25,788	$26,411

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

14	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Money Market Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Service, Investor A, Investor B and Investor C bear certain expenses related to shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	No	No1	None
Investor B Shares	No	No1	To Investor A Shares after approximately 7, 8 or 10 years
Investor C Shares	No	No1	None

[1]

Investor A, Investor B and Investor C Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A, Investor B, or Investor C shares, respectively, of a non-money market BlackRock Fund.

The Fund operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act.

With respect to the Fund, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that such Fund’s weekly liquid assets fall below certain thresholds.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be on a modified applied retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	15

Notes to Financial Statements (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the

16	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Notes to Financial Statements (continued)

MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.450%
$1 Billion - $2 Billion	0.400%
$2 Billion - $3 Billion	0.375%
Greater than $3 Billion	0.350%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fees	Service Fees
Service	—	0.25%
Investor A	—	0.25%
Investor B	0.75%	0.25%
Investor C	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$268,430	$373,317	$1,185	$320,513	$963,445

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended March 31, 2017, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$121,080	$21,488	$29,931	$24	$6,430	$178,953

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	17

Notes to Financial Statements (continued)

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included in administration fees waived – class specific in the Statement of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$10,874	$71,883	$11,801	$94,558

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended March 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$18	$1,115	$43,274	—	$4,348	$48,755

For the year ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$ 35,698	$ 114,275	$ 249,872	$ 111	$ 22,918	$ 422,874

Other Fees: For the year ended March 31, 2017, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C
$ 18,981	$ 1	$ 5,128

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.20%
Service	0.50%
Investor A	0.55%
Investor B	1.30%
Investor C	1.30%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through July 31, 2018 unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, services and distribution fees waived — class specific, transfer agent fees reimbursed — class specific and transfer agent fees waived — class specific respectively, in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees Waived	$121,080	$17,962	$29,447	$ 4	—	$168,493
Transfer Agent Fees Waived	$ 18	$849	$42,742	—	—	$43,609
Transfer Agent Fees Reimbursed	$ 35,680	$64,233	$58,607	$ 31	—	$158,551
Service and Distribution Fees Waived	—	—	—	$795	$186,778	$187,573

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Manager, service and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

18	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Notes to Financial Statements (continued)

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b) The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•     The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•    The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On March 31, 2017, Fund and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2018	2019
Fund Level	$2,653,378	$2,948,355
Institutional	$290,461	$156,779
Service	—	$82,218
Investor A	—	$130,505

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on March 31, 2017:

Fund Level	$1,482,179
Institutional	$853,900

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2017, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $24,575,375.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	19

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	03/31/17	03/31/16
Ordinary income	$4,275,814	$1,405,084
Long-term capital gain	1,615	360

Total	$4,277,429	$1,405,444

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$21,967

As of period end, there were no significant differences between book and tax components of net assets.

7. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

20	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Notes to Financial Statements (concluded)

Transactions in capital shares for each class were as follows:

	Year Ended March 31,
	2017	2016
Institutional
Shares sold	643,609,168	732,982,173
Shares issued in reinvestment of distributions	3,465,097	583,809
Shares redeemed	(682,785,754)	(914,713,224)

Net decrease	(35,711,489)	(181,147,242)

Service
Shares sold	130,779,942	1,459,399,277
Shares issued in reinvestment of distributions	15,634	4,035
Shares redeemed	(644,762,230)	(1,367,284,510)

Net increase (decrease)	(513,966,654)	92,118,802

Investor A
Shares sold and automatic conversion of shares	265,733,684	527,771,364
Shares issued in reinvestment of distributions	373,284	184,280
Shares redeemed	(319,984,375)	(488,560,192)

Net increase (decrease)	(53,877,407)	39,395,452

Investor B
Shares sold	118,169	523,416
Shares issued in reinvestment of distributions	145	268
Shares redeemed and automatic conversion of shares	(440,801)	(1,199,944)

Net decrease	(322,487)	(676,260)

Investor C
Shares sold	30,402,553	97,928,845
Shares issued in reinvestment of distributions	31,355	43,143
Shares redeemed	(42,069,297)	(86,470,644)

Net increase (decrease)	(11,635,389)	11,501,344

Total Net Decrease	(615,513,426)	(38,807,904)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the BlackRock Money Market Portfolio, including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we perform other auditing procedures.

We believe that our audits provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market Portfolio as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche
Boston, Massachusetts
May 24, 2017

Important Tax Information (Unaudited)

During the fiscal year ended March 31, 2017, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date(s)
Federal Obligation Interest[1]
Months Paid:	April 2016 — December 2016	0.76%
	January 2017 — March 2017	0.32%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]
	April 2016	98.35%
	May 2016 — November 2016	99.46%
	December 2016	98.06%
	January 2017 — March 2017	100.00%
Long-Term Capital Gain Distribution Per Share	December 2, 2016	$0.000002

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

22	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 145 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 145 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 145 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 145 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 145 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 145 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 145 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 145 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 145 Portfolios	None

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	23

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Claire A. Walton 1951	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 145 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 145 Portfolios	None

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Advisory Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

24	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055 [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	25

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

26	BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MONEY MARKET PORTFOLIO	MARCH 31, 2017	27

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-3/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Money Market Portfolio	$20,145	$19,495	$2,000	$0	$9,792	$9,792	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

   The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

   Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

(Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Money Market Portfolio	$11,792	$9,792

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and subscription to the Deloitte Accounting Research Tool were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 2, 2017